UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2026

ContextLogic Holdings Inc.
(Exact name of Registrant as Specified in Its Charter)

DE	000-56773	27-2930953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2648 International Blvd., Ste 301
Oakland, California	94601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (415) 965-8476

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 8.01 Other Events.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2025, ContextLogic Holdings Inc. (OTCQB: LOGC) (“ContextLogic” or the “Company”) announced that, together with ContextLogic, LLC, a Delaware limited liability company and wholly-owned subsidiary of ContextLogic, ContextLogic Holdings, LLC, a Delaware limited liability company and indirect subsidiary of ContextLogic, it entered into a purchase agreement (the “Purchase Agreement”) with Salt Management Aggregator, LLC, a Delaware limited liability company, Emerald Lake Pearl Acquisition GP, L.P., a Delaware limited partnership, Emerald Lake Pearl Acquisition-A, L.P., a Delaware limited partnership, Emerald Lake Pearl Acquisition Blocker, LLC, a Delaware limited liability company, Emerald Lake Pearl Acquisition, L.P., a Delaware limited partnership, the investors set forth on Schedules I and II to the Purchase Agreement, US Salt Parent Holdings, LLC, a Delaware limited liability company (“Salt Parent” and the entities comprising the salt production, manufacturing and distribution business of US Salt and its subsidiaries, “US Salt”), BCP Special Opportunities Fund III Originations LP, a Delaware limited partnership and Emerald Lake Pearl Acquisition, L.P., a Delaware limited partnership, solely in its capacity as the Sellers Representative. Pursuant to the transactions described in the Purchase Agreement (together, the “Transaction”), the Company will acquire US Salt. In connection with the Transaction, holders of the Company’s common stock, part value $0.0001 per share (the “ContextLogic common stock”), will receive subscription rights to purchase, on a pro rata basis, shares of ContextLogic common stock for an aggregate purchase price of $115,000,000 (such offering, the “Rights Offering”).

In connection with the Transaction and related Rights Offering, the Company is voluntarily providing the following supplemental disclosures on this Current Report on Form 8-K solely for informational purposes:

•
Exhibit 23.3, filed with this Current Report on Form 8-K, includes the expert consent of Deloitte & Touche LLP as auditor of US Salt Holdings, LLC as of the years ended December 31, 2024 and 2023 (the “Deloitte Auditor Consent”).

•
Exhibit 99.1, filed with this Current Report on Form 8-K, includes the disclosure required by the Part I, Item 101 (Business), Item 102 (Description of Property), and Item 103 (Legal Proceedings) of Form S-1 (collectively, the “Supplemental Business Information”), giving effect to the Rights Offering.

•
Exhibit 99.2, filed with this Current Report on Form 8-K, includes the disclosure required by Part I, Item 303 (Management’s Discussion and Analysis of Financial Condition and Results of Operations) of Form S-1, provided with respect to US Salt as of and for the years ended December 31, 2024 and 2023 (the “Supplemental US Salt MD&A”).

•
Exhibit 99.3, filed with this Current Report on Form 8-K, includes the disclosure required by Part I, Item 401 (Management) of Form S-1, provided with respect to US Salt (the “Supplemental US Salt Management Disclosure”).

•
Exhibit 99.4, filed with this Current Report on Form 8-K, includes (i) audited consolidated financial statements and the related notes of US Salt Holdings, LLC and its subsidiaries as of the years ended December 31, 2024 and 2023 and (ii) unaudited interim condensed and consolidated financial statements of US Salt Holdings, LLC and its subsidiaries as of December 31, 2024 and for the nine months ended September 2025 and 2024 and related notes ((i) and (ii) together, the “US Salt Financial Statements”).

•
Exhibit 99.5, filed with this Current Report on Form 8-K, includes certain unaudited pro forma condensed combined financial information of US Salt, prepared in accordance with Article 11 of Regulation S-X of the Securities Exchange Commission (the “SEC”), based on the historical consolidated financial statements of the Company and US Salt, and is intended to provide information about how the Transaction might have affected the Company’s historical consolidated financial statements (the “Unaudited Pro Forma Financial Information)”.

The unaudited pro forma balance sheet as of September 30, 2025 combines the historical unaudited condensed consolidated balance sheet of the Company and the historical unaudited condensed consolidated balance sheet of US Salt, each as of September 30, 2025, and depicts adjustments reflecting the accounting for the Transaction as if it had occurred on that date. The unaudited pro forma statement of operations for the year ended December 31, 2024 and the nine months ended September 30, 2025 reflect the combination of (i) the historical audited consolidated statement of operations of the Company for the year ended December 31, 2024 adjusted for the disposition of the Wish platform to eliminate operations of the associated asset sale that completed on April 18, 2024, and its historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025, with (ii) the historical audited consolidated statement of operations of US Salt for the year ended December 31, 2024, and its historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2025, and depicts the adjustments reflected on the unaudited pro forma statements of operations assuming those adjustments were made on January 1, 2024.

As described therein, the Unaudited Pro Forma Financial Information is based on current estimates of, and good faith assumptions regarding, the adjustments arising from the Transaction, has been prepared for illustrative purposes and is not necessarily indicative of what combined results of operations would have been. None of the Company or US Salt make any representation or warranty, express or implied, as to, or assumes any responsibility for, the accuracy or completeness of the information contained in the Unaudited Pro Forma Financial Information. Nothing contained in the Unaudited Pro Forma Financial Information is, or shall be relied upon as, a promise or representation by any of the Company or US Salt, as to the matters set for the therein, whether as to the past or the future.

All of the information contained in Item 8.01 of this Current Report on Form 8-K, including Exhibit 23.3, Exhibit 99.1, Exhibit 99.2, Exhibit 99.3, Exhibit 99.4 and Exhibit 99.5 attached hereto, is being furnished and will not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)

As discussed above under Item 8.01, the US Salt Financial Statements are filed as Exhibit 99.4 hereto and are incorporated herein by reference.

(b)

As discussed above under Item 8.01, the Unaudited Pro Forma Financial Information is filed as Exhibit 99.5 hereto and are incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forward-looking, including, but not limited to, statements regarding ContextLogic’s financial outlook, information concerning the acquisition of US Salt, the strategic alternatives considered by ContextLogic’s board of directors, including the decisions taken thereto and alternatives for the use of its cash or cash equivalents, possible or assumed future results of operations and expenses, management strategies and plans, competitive position, business environment, potential growth strategies and opportunities and ContextLogic’s continued listing on the OTC Markets. In some cases, forward-looking statements can be identified by terms such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “foresees,” “forecasts,” “guidance,” “intends” “goals,” “may,” “might,” “outlook,” “plans,” “potential,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will,” “would” or similar expressions and the negatives of those terms. These forward-looking statements are subject to risks, uncertainties, and assumptions. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Important factors, risks and uncertainties that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, statements regarding the Transaction, the ability of the parties to consummate the Transaction in a timely manner or at all, the Purchase Agreement, the satisfaction or waiver of the conditions to closing the Transaction, the occurrence of any event, change or other circumstance or condition that could give rise to termination of the Purchase Agreement for the Transaction, the contemplated Rights Offering, the strategic alternatives considered by the Company’s board of directors, including the decisions taken thereto; future financial performance; future liquidity and operating expenditures; financial condition and results of operations; competitive changes in the marketplace and other characterizations of future events or circumstances. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Further information on these and additional risks that could affect ContextLogic’s results is included in its filings with the SEC, including the Annual Report on Form 10-K for the year ended December 31, 2024, as amended by Amendment No. 1 to the Annual Report on Form 10K/A, the Quarterly Report on Form 10-Q for the period ended March 31, 2025 and other reports that ContextLogic files with the SEC from time to time, which could cause actual results to vary from expectations. Any forward-looking statement made by ContextLogic in this Current Report on Form 8-K speaks only as of the day on which ContextLogic makes it. ContextLogic assumes no obligation to, and except as otherwise required by federal securities law, does not currently intend to, update any such forward-looking statements after the date of this report.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
23.3	Deloitte Auditor Consent
99.1	Supplemental Business Information
99.2	Supplemental US Salt MD&A
99.3	Supplemental US Salt Management Disclosure
99.4	US Salt Financial Statements
99.5	Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTEXTLOGIC HOLDINGS INC.

Date: January 16, 2026	By:	/s/ Mark Ward
Mark Ward President Principal Executive Officer